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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

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                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): September 15, 2009

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                        RESEARCH FRONTIERS INCORPORATED
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

          DELAWARE                      1-9399               11-2103466
(STATE OR OTHER JURISDICTION    (COMMISSION FILE NUMBER)   (IRS EMPLOYER
     OF INCORPORATION)                                      IDENTIFICATION NO.)

                            240 CROSSWAYS PARK DRIVE
                          WOODBURY, NEW YORK 11797-2033
              (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES AND ZIP CODE)

       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (516) 364-1902

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

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Item 1.01. Entry into a Material Definitive Agreement.

On September 15, 2009 at the Frankfurt International Motor Show, Pilkington Group Limited announced that it has acquired a new license from Research Frontiers Inc. (Nasdaq:REFR) to offer SPD-Smart automotive end-products globally. Research Frontiers is the developer and licensor of patented VaryFast
SPD-Smart  light-control film technology.

This license represents a significant expansion of Pilkington's SPD business. In 2004, Pilkington acquired a license from Research
Frontiers to work with SPD technology to make laminated
SPD-SmartGlass panels. During this development phase, Pilkington gained lamination expertise and also worked extensively with customers to co-develop SPD-Smart products that meet the needs and specifications of the automotive industry. With this new license, Pilkington now has the ability to offer SPD-Smart end-products including sunroofs, glass roof panels, adaptive sunvisors incorporated into a vehicle's windscreen, and side and rear windows.

SPD-Smart automotive products are instantly tunable manually or automatically to any level of light transmission between clear and extremely dark - blocking more than 99.5% of incoming visible light. Due to its ability to block heat as well as visible light, SPD-SmartGlass can reduce vehicle interior heat build-up and thus cooling requirements. These eco-friendly products could also reduce the size of air conditioning systems and thus save weight, fuel and reduce CO2 emissions. Also, because they are in the most energy efficient state when the engine is off, the vehicle is cooler upon entering.

In addition to light, glare and heat control, SPD-Smart automotive products provide greater security due to their on-demand privacy capability, and protect passengers and interiors from harmful ultraviolet radiation. Award-winning SPD-Smart technology offers exceptionally innovative design opportunities and empowers users by providing rapid, real-time control over the environment to suit one's preference or requirements.

The worldwide non-exclusive license grants Pilkington the right to manufacture and sell SPD-Smart automotive glass products globally. As part of the NSG Group, Pilkington is one of the world's leading manufacturers of glass and glazing systems.

Speaking from the floor of the Frankfurt Motor Show, Joseph M. Harary, President and Chief Executive Officer of Research Frontiers Inc., noted: "Pilkington and their parent company, NSG Group, are among the most successful glass companies in the world, and have considerable experience in all types of high-end and functional glass products, including smart glass. They have a long and stellar history of bringing new and practical innovations to the glass industry and to their customers. Research Frontiers has invested over $75 million to develop high-performance light control with our SPD-Smart film technology. With Pilkington's addition to our extensive list of licensees around the world, Research Frontiers' patented
SPD-Smart light-control technology has now been licensed to virtually every major glass company in the world for the production of environmentally-friendly end-products."

"Our SPD teams in the UK, Germany, Japan and the US have been working closely and intensely with Research Frontiers and our lead OEM customer to introduce SPD-Smart end-products to the global automotive market," commented Anthony R. Shaw, Vice President
Technology   Automotive for Pilkington. "SPD technology is a
high-performing technology that offers many distinctive performance, safety, comfort and energy-saving benefits desired by OEMs and their customers. We see exciting opportunities ahead in the very near future."

The worldwide license provides for a 10% royalty payable to Research Frontiers on sales of licensed products. Other license provisions,including fees and minimum annual royalties payable to Research Frontiers, were not disclosed.

The foregoing description of the license agreement with Pilkington Group Ltd. does not purport to be complete and is qualified in its entirety by reference to the License Agreement, a copy of which is attached as Exhibit 10.51 to this Current Report on Form 8-K and incorporated herein by reference.

The parties issued a press release about the foregoing dated
September 15, 2009 is incorporated herein by reference and filed as
Exhibit 99.1 hereto. A copy of this press release is available on the Company's website at http://www.SmartGlass.com.

The press release may include statements that may constitute "forward-looking" statements as referenced in the Private
Securities Litigation Reform Act of 1995. Those statements usually contain words such as "believe", "estimate", "project", "intend", "expect", or similar expressions. Any forward-looking statements are made by the Company in good faith, pursuant to the safe-harbor provisions of the Act. These forward-looking statements reflect management's current views and projections regarding economic conditions, industry environments and Company performance. Factors, which could significantly change results, include but are not limited to: sales performance, expense levels, competitive activity, interest rates, changes in the Company's financial condition and several business factors. Additional information regarding these and other factors may be included in the Company's quarterly 10-Q and 10K filings and other public documents, copies of which are available from the Company on request. By making these forward-looking statements, the Company undertakes no obligation to update these statements for revisions or changes after the date of the press release.


The information in the press release shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall they be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.


Item 9.01. Financial Statements and Exhibits.

(c)  Exhibits.

10.51 License Agreement effective as of September 10, 2009 between
Research Frontiers Incorporated and Pilkington Group Ltd.
filed herewith with portions of this document omitted pursuant to the Registrant's request for confidential treatment and filed separately with the Securities and Exchange Commission, and incorporated herein by reference.

99.1 Press Release dated September 15, 2009

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          RESEARCH FRONTIERS INCORPORATED

Dated: September 15, 2009

                                          /s/ Joseph M. Harary
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                                          By: Joseph M. Harary
                                          Title: President